UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )

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                             MAGICJACK VOCALTEC LTD.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MAGICJACK VOCALTEC LTD.
12 Benny Gaon Street, Building 2B,
Poleg Industrial Area, Netanya, Israel

AMENDMENT TO PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 16, 2012

EXPLANATORY NOTE

The sole purpose of this amendment to the original definitive proxy statement (the “Proxy Statement”) of magicJack VocalTec Ltd. (the “Company”), filed with the Securities and Exchange Commission on July 20, 2012, is to restate in its entirety the Beneficial Ownership Table set forth on pages 21-23 of the Proxy Statement by substituting the table below. The table has been revised to reflect the correct number of ordinary shares beneficially owned for certain beneficial owners in the table and to update the total number of shares and percentage beneficially owned by officers and directors as a group.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of June 30, 2012, the number of our ordinary shares, which constitute our only voting securities, beneficially owned by (i) all shareholders known to us to own more than five percent (5%) of our outstanding ordinary shares, and (ii) each of our directors, (iii) each of our named executive officers, and (iv) by all of our current executive officers and directors as a group as of June 30, 2012. The data presented is based on information provided to us by the holders or disclosed in public filings with the SEC.

Beneficial ownership is determined in accordance with the rules of SEC and includes voting and investment power with respect to shares. Unless otherwise indicated below, to our knowledge, all persons listed below have sole voting and dispositive power with respect to their ordinary shares, except to the extent authority is shared by spouses under applicable law. Pursuant to the rules of the SEC, the number of ordinary shares deemed outstanding includes shares issuable upon pursuant to options held by the respective person or group that are currently exercisable or may be exercised within sixty (60) days of the date hereof, which we refer to as presently exercisable ordinary share options. The percentage of outstanding ordinary shares is based on 19,401,587 ordinary shares outstanding as of as of June 30, 2012.

Except where otherwise indicated, and except pursuant to community property laws, we believe, based on information furnished by such owners, that the beneficial owners of the shares listed below have sole investment and voting power with respect to such shares. The shareholders listed below do not have any different voting rights from any of our other shareholders.

Name of Beneficial Owner	Ordinary Shares Beneficially Owned (1)	Percent of Class
Daniel Borislow (2)	4,176,842	21.53%
Herbert C. Pohlmann Jr. 1290 N. Ocean Blvd. Palm Beach FL, 33480	1,250,000	6.44%
PBC GP III, LLC (3) 505 South Flagler Dr., Suite 1400, West Palm Beach, FL 33401	1,107,820	5.71%
Menachem Goldstone
c/o 5700 Georgia Ave. West Palm Beach, FL 33405	1,431,000	7.38%
Adam St. Partners, LLC (4)
One North Wacker, Suite 2200
Chicago, IL 60606	1,976,861	10.19%
Peter Russo	37,090	*
Andrew MacInnes	25,000	*
Dr. Yuen Wah Sing	390,306	2.01%
Donald A. Burns	393,394	2.03%
Yoseph Dauber (5)	34,600	*
Tali Yaron-Eldar	10,000	*
Gerald Vento	136,900	*
Officers and directors as a group (8 persons) (6)	5,204,132	26.82%

*	Represents less than 1% of the outstanding ordinary shares.

(1)
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting power with respect to ordinary shares. Unless otherwise indicated below, to our knowledge, all persons included in this table have sole voting and dispositive power with respect to their ordinary shares, except to the extent authority is shared by spouses under applicable law. Pursuant to the rules of the SEC, the number of ordinary shares deemed outstanding includes shares issuable upon settlement of restricted ordinary shares held by the respective person or group that will vest within sixty (60) days of the date hereof and pursuant to ordinary share options held by the respective person or group that are currently exercisable or may be exercised within sixty (60) days of the date hereof, which we refer to as presently exercisable ordinary share options.

(2)
Includes 261,604 shares held by the spouse of Mr. Borislow and 55,124 shares held in a trust, directed by Mr. Borislow’s spouse for the benefit of Mr. Borislow’s children. Mr. Borislow disclaims beneficial ownership of these 316,728 ordinary shares.

(3)
All information, other than number of ordinary shares beneficially owned and percent of class, based on the Schedule 13G filed by PBC GP III, LLC, a Delaware limited liability company, PBC MJ TBFW, LLC, a Delaware limited liability company, PBC MJ, LLC, a Florida limited liability company, Nathan Ward and Shaun McGruder (collectively, the “Reporting Persons”) with the SEC on April 24, 2012.  Due to their relationships with one another, the Reporting Persons may be deemed to constitute a “group” under Section 13(d) of the Securities Exchange Act of 1934 with respect to their beneficial ownership of the Issuer’s ordinary shares reported herein. The Reporting Persons, however, expressly disclaim such status and declare that the filing of the Schedule 13G is not and should not be deemed an admission that any Reporting Person, for purposes of Section 13(d) of the Act or otherwise, is the beneficial owner of the ordinary shares held by any other Reporting Person. Each Reporting Person disclaims beneficial ownership of any securities beneficially owned by any other Reporting Person.  According to the Schedule 13G, the Reporting Persons hold voting and dispositive power with respect to the reported shares in the following amounts:

	SHARED VOTING POWER	SHARED DISPOSITIVE POWER
PBC GP III, LLC	1,053,486	771,084
PBC MJ TBFW, LLC	1,053,486	771,084
PBC MJ, LLC	1,053,486	282,402
Nathan Ward	1,053,486	282,402
Shaun McGruder	1,053,486	282,402

(4)	The following funds hold voting and dispositive power with respect to the reported shares in the following amounts:

FUND	SOLE VOTING POWER	SOLE DISPOSITIVE POWER
Adams Street 2007 Direct Fund, L.P	545,549	545,549
Adams Street 2008 Direct Fund, L.P.:	614,925	614,925
Adams Street 2009 Direct Fund, L.P.	531,868	531,868
Adams Street 2010 Direct Fund, L.P	284,519	284,519
Total	1,976,861	1,976,861

(5)	Includes 1,000 ordinary shares issuable pursuant to ordinary share options that will vest within 60 days of the date hereof.

(6)	Includes 1,000 ordinary shares that will become exercisable within 60 days of the date hereof as well as shares held by Mr. Daniel Borislow and others.